UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 30, 2004
                Date of Report (Date of earliest event reported)

                           JACKSONVILLE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Florida                 000-30248                  59-3472981
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)             Identification No.)

 76 S. Laura Street, Suite 104, Jacksonville, Florida                32202
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (904) 421-3040

         (Former name or former address, if changed since last report.)


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Item 4. Changes in Registrant's Certifying Accountant

On April 30, 2004, Hacker, Johnson & Smith PA was advised that the firm's services as auditors of the Company were terminated. The Company further engaged Crowe Chizek and Company LLC ("Crowe Chizek") to serve as its principal independent accountant in auditing the Company's financial statements and performing review of interim filings, subject only to the finalization of Crowe Chizek's routine due diligence procedures. The decision to replace auditors was approved by the Company's Board of Directors, pursuant to the recommendation of the Audit Committee.

The reports of Hacker, Johnson & Smith PA regarding the Company's financial statements for the years ended December 31, 2003 and 2002, did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles; nor was there any event of the type requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

In connection with the audits of the Company's consolidated financial statements for the years ended December 31, 2003 and 2002, and through the date of this Form 8-K, there were no disagreements with Hacker, Johnson & Smith PA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Hacker, Johnson & Smith PA would have caused Hacker, Johnson & Smith PA to make reference to the matter in their report.

The Company has provided Hacker, Johnson & Smith PA with a copy of the disclosures contained in this report, and has requested that Hacker, Johnson & Smith PA furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 4, 2004, is filed as
Exhibit 16.

As indicated above, the Company engaged Crowe Chizek to serve as its independent auditors for the year ending December 31, 2004, and until such time as a replacement auditor may be selected by the Company. Prior to the engagement of Crowe Chizek to provide the identified services, the Company did not consult Crowe Chizek regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            16 Letter from Hacker, Johnson & Smith PA to the Securities and Exchange Commission dated May 4, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         JACKSONVILLE BANCORP, INC.
                                               (Registrant)


Date:  May 5, 2004                       /s/ Cheryl L. Whalen
                                         -------------------------------------
                                         Cheryl L. Whalen, Corporate Secretary


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                                   Exhibit 16

May 4, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously principal accountants for Jacksonville Bancorp, Inc. and on February 13, 2004, we reported on the consolidated financial statements of Jacksonville Bancorp, Inc. and consolidated subsidiary (the "Company") as of and for the two years ended December 31, 2003. On April 30, 2004, we were dismissed as principal accountants of the Company. We have read the Company's statements included under Item 4 of its Form 8-K for April 30, 2004, and we agree with such statements.

                                              Very truly yours,

                                              HACKER, JOHNSON & SMITH PA